SECURED PROMISSORY NOTE

$36,000.00 Date: March 13, 2015

For value received, the undersigned Nadia Emhirech (the "Borrower"), who address is 235 Hampshire Downs Drive, Morrisville, NC 27560 US, promises to pay to the order of AmericaTowne Inc. (the "Lender"), at 353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609 (or at such other place as the Lender may designate in writing), the sum of $36,000.00 starting on or before October 28, 2014. This Note replaces the Note signed by Nadia Emhirech on October 28, 2014.

The Borrower has entered into a business agreement whereby AmericaTowne Inc. and or its assigns are providing the Borrower with financing to complete a business transaction.

I. TERMS OF REPAYMENT

A. Payments

The unpaid principal and interest at 5% per annum shall be payable monthly starting on 28 October 2014, for 24 months. A payment of $1,500.00 USD is due by the 28th day of each month for 24 consecutive months and are considered late after the 30th day of each month.

Unpaid principal after the Due Date shall accrue interest at a rate of 10.5% annually until paid.

II. SECURITY 1

This Note is secured by the personal guarantee of Nadia Emhirech and Americatowne Inc. stock owned Nadia Emhirech. The Lender is not required to rely on the above security instrument and the assets secured therein for the payment of this Note in the case of default, but may proceed directly against the Borrower.

III. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

IV. COLLECTION COST

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

1. [Text of footnote 1]This note shall be secured by personal guarantee; confession a judgment where applicable; and or other acceptable assets.

V. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

          1) the failure of the Borrower to pay the principal and any accrued interest when due;

          2) the liquidation, dissolution, incompetency or death of the Borrower;

          3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

          4) the application for the appointment of a receiver for the Borrower;

          5) the making of a general assignment for the benefit of the Borrower's creditors;

          6) the insolvency of the Borrower;

          7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

          8) the sale of a material portion of the business or assets of the Borrower.

In addition, the Borrower shall be in default if there is a sale, transfer, assignment, or any other disposition of any assets pledged as security for the payment of this Note, or if there is a default in any security agreement which secures this Note.

VI. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

VII. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

VIII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of North Carolina.

IX. GUARANTY

The Borrower unconditionally guarantees all the obligations of the Borrower under this Note and agrees that any modifications of the terms of payment or extension of time of payment shall in no way impair its guarantee, and expressly agrees its guarantee of any modifications or extensions of this Note.

X. SIGNATURES

This Note shall be signed and personally guaranteed by Nadia Emhirech personally. Electronic signature shall be considered the same as the original.

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed on: March 16, 2015

Borrower: Nadia Emhirech

By:/s/Nadia Emhirech

Guarantor

By:/s/Nadia Emhirech
Nadia Emhirech, guarantor

ASSIGNMENT

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENTS TO A NEW PARTY.]

For value received, the above Note is assigned and transferred to

____________________________________________, ("Assignee") of

_________________________,_________________________,
(City)(State/province)

________________________.
(Country)

Dated: _________________________

By:____________________________________________________
AmericaTowne Inc.